T. Rowe Price Global Growth Stock Fund

Supplement to Prospectus Dated March 1, 2019

On or around November 25, 2019, the T. Rowe Price Institutional Global Growth Equity Fund (the “Institutional Fund”) is expected to reorganize into the T. Rowe Price Global Growth Stock Fund (the “Fund”). In an effort to ensure that shareholders of the Institutional Fund will not experience higher fees as a result of the reorganization, effective November 1, 2019, T. Rowe Price has agreed to implement a permanent limitation on the fund’s management fees.

The fund’s management fee consists of two components—an “individual fund fee,” which reflects the fund’s particular characteristics, and a “group fee.” The group fee is based on the combined net assets of all T. Rowe Price Funds (except the funds-of-funds, TRP Reserve Funds, Multi-Sector Account Portfolios, and any index or private-label mutual funds). The group fee schedule is graduated, declining as the combined assets of the T. Rowe Price Funds rise, so shareholders benefit from the overall growth in mutual fund assets. Conversely, the group fee could increase if the there was a significant decrease in the combined net assets of all T. Rowe Price Funds. As a result, effective November 1, 2019, T. Rowe Price has agreed to permanently limit the fund’s overall management fee to 0.65%, the Institutional Fund’s current management fee rate.

Accordingly, the following is added to the paragraph under the table entitled “Group Fee Schedule” on page 10:

Effective November 1, 2019, T. Rowe Price has contractually agreed to permanently waive any portion of the management fee it is entitled to receive from the fund in order to limit the fund’s management fee rate to 0.65% of the fund’s average daily net assets. This agreement can only be modified or terminated with approval by the fund’s shareholders. Any fees waived under this agreement are not subject to reimbursement to T. Rowe Price by the fund.

The date of this supplement is August 1, 2019.

F174-041 8/1/19